                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21140

                          FORTRESS INVESTMENT TRUST II
               (Exact name of Registrant as specified in charter)

           1345 Avenue Of The Americas, 46th Floor, New York, NY 10105
               (Address of principal executive offices) (Zip code)

  Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 798-6100

Date of fiscal year end: December 31

Date of Reporting Period: December 31, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

FORTRESS INVESTMENT TRUST II

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       1

CONSOLIDATED FINANCIAL STATEMENTS:

   Consolidated Statement of Assets and Liabilities at December 31, 2007      2

   Consolidated Schedule of Investments at December 31, 2007                  3

   Notes to Consolidated Schedule of Investments                              4

   Consolidated Statement of Operations for the Year Ended December 31,
      2007 and Consolidated Financial Highlights for the Years Ended
      December 31, 2007, 2006, 2005, 2004 and 2003                            5

   Consolidated Statement of Cash Flows for the Year Ended
      December 31, 2007                                                       6

   Consolidated Statements of Changes in Net Assets for the Years Ended
      December 31, 2007 and 2006                                              7

   Notes to Consolidated Financial Statements                                 8

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Fortress Investment Trust II

We have audited the accompanying consolidated statement of assets and liabilities of Fortress Investment Trust II ("the Fund"), including the consolidated schedule of investments, as of December 31, 2007, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Fortress Investment Trust II at December 31, 2007, the consolidated results of its operations and its cash flows for the year then ended, the changes in its consolidated net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                 /s/ Ernst & Young LLP

New York, NY
February 29, 2008

FORTRESS INVESTMENT TRUST II

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
(dollar amounts in thousands)

                                                                        December 31, 2007
                                                                        -----------------
ASSETS
   Investments in controlled affiliates, at fair value (cost $41,433)      $   766,122
   Cash and cash equivalents                                                    73,662
   Due from affiliates                                                             282
   Other assets                                                                  1,003
                                                                           -----------
                                                                               841,069
                                                                           -----------
LIABILITIES
   Foreign currency hedge liability                                              6,609
   Due to affiliates                                                             4,477
   Other liabilities                                                             4,392
   Preferred equity (mandatorily redeemable)                                       257
                                                                           -----------
                                                                                15,735
                                                                           -----------
Commitments and contingencies                                                       --
                                                                           -----------
NET ASSETS (1,000,000 shares issued and outstanding)                       $   825,334
                                                                           ===========
NET ASSETS CONSISTS OF:
   Capital paid in                                                         $ 1,830,430
   Capital distributed                                                      (1,723,176)
   Undistributed net investment income                                              --
   Undistributed net realized capital gain                                          --
   Accumulated net unrealized gain                                             718,080
                                                                           -----------
                                                                           $   825,334
                                                                           ===========

See notes to consolidated financial statements.

FORTRESS INVESTMENT TRUST II

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                                                 NUMBER OF  DIVIDENDS,
                                                                                                  SHARES,   INTEREST &
                             % OF                                                               PRINCIPAL/   REALIZED
                          CONTROLLED    COST                                                     NOTIONAL   GAINS AND
                           AFFILIATE   (c) (d)      NAME OF ISSUE OR NATURE OF INDEBTEDNESS       AMOUNT      LOSSES     FAIR VALUE
CONTROLLED AFFILIATE (a)     OWNED     (000s)             HELD BY CONTROLLED AFFILIATE            (000s)      (000s)       (000s)
------------------------  ----------  --------  ----------------------------------------------  ----------  ----------  -----------
FIT Capital Trading LLC       100%    $ 19,500  U.S. Government treasury securities; 3.01%;
                                                sold January 2008                               $3,850,000   $ 27,851   $ 3,832,734
                                                Repurchase agreements with Deutsche Bank AG
                                                3.88%; repaid January 2008                      $3,813,570    (33,055)   (3,813,570)
                                                Cash at custodial account                       $      336         --           336
RESG Acquisition LLC         89.7%          --  100% of the common stock of RESG MIDL Corp.,
                                                owner of debt and equity interests in a
                                                portfolio of retail real estate                         --        811         2,618
FIT DVI LLC                   100%       1,335  Secured debt of DVI Receivables Inc., a
                                                medical receivables company; 3.60%; due
                                                September 2010                                  $    1,689        876         1,590
FIT CFN Holdings LLC          100%          --  53.57% each of Green Tree Investment Holdings
                                                II LLC, manufactured home and home equity/home          --    145,431            --
                                                improvement assets, and Green Tree Investment
                                                Holdings III LLC, an insurance brokerage business;
                                                sold October 2007
                                                Note receivable from Green Tree MH Investor
                                                LLC; 12.00%; repaid in January 2007             $       --        110            --
                                                Note receivable from Green Tree Residual
                                                Investor LLC; 15.75%; repaid in January 2007    $       --          2            --
                                                Note receivable from Green Tree Investment
                                                Holdings III LLC; 14.00%; repaid in
                                                January 2007                                    $       --         70            --
FIT Holdings LLC              100%          --  Brookdale Senior Living, Inc., an owner and
                                                operator of senior living facilities, common
                                                stock (e)                                           33,228     22,607       944,007
                                                Dividends receivable (e)                        $   16,614         --        16,614
                                                Mapeley Limited, a British real estate
                                                operating company, common stock; sold
                                                December 2007                                           --      7,639            --
                                                Restricted cash                                 $      367        913           367
                                                Stock loan payable; 3-month LIBOR + 3.5% and
                                                due December 2008, net of                       $  250,000     (3,190)     (245,187)
                                                unamortized deferred financing costs (Note 5)
FIT CCRC LLC                  100%         153  Factored accounts receivable                    $    1,808         27           327
FIT Aero Investments
   Ltd.                       100%      20,445  100% of Aerofort Investments LLC and 100% of
                                                FIT AERO Iceland, LTD, lessors of aircraft              --      9,300        26,286
Direct Investments of
   FIT II                     100%          --  Crown Castle International Corp., (formerly
                                                Global Signal Inc.) a provider of wireless              --         20            --
                                                communications tower rental space, common
                                                stock; sold December 2007
                                      --------                                                              ----------  -----------
   Total Investments (b)              $ 41,433                                                              $ 179,412   $   766,122
                                      ========                                                              ==========  ===========

See notes to consolidated schedule of investments and consolidated financial statements.

FORTRESS INVESTMENT TRUST II

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

(a) An affiliated company is a company in which Fortress Investment Trust II ("FIT II") has ownership of at least 5% of the voting securities. These securities are restricted as to public resale and are not readily marketable. With the exception of short term investments, FIT II's controlled affiliates invest principally in real estate related assets.

(b) The United States Federal income tax basis of FIT II's investments, excluding the stock loan, at the end of the period was approximately $209.4 million and, accordingly, net unrealized appreciation for United States Federal income tax purposes was approximately
     $801.9 million (gross unrealized appreciation of $805.2 million and gross unrealized depreciation of $3.3 million).

(c)  Net of returns of capital.

(d)  Purchases/fundings occurred throughout the period.

(e)  These assets serve as collateral for the stock loan (Note 5).

See notes to consolidated financial statements.

FORTRESS INVESTMENT TRUST II

CONSOLIDATED STATEMENT OF OPERATIONS AND FINANCIAL HIGHLIGHTS
(dollar amounts in thousands, except per share data)

                                                              Year Ended
                                                          December 31, 2007
                                                          -----------------
Income
   Dividend income from controlled affiliates                $    39,619
   Interest income from controlled affiliates, net                   745
   Bank interest                                                   1,381
   Other income                                                      268
                                                             -----------
                                                                  42,013
                                                             -----------
Expenses
   Interest expense                                                1,676
   Expense allocation - compensation and benefits, net
      of compensation paid directly by the managing
      member - Note 3                                                796
   Expense allocation - general and
      administrative expense - Note 3                                184
   General and administrative expense                              4,218
                                                             -----------
                                                                   6,874
                                                             -----------
Net investment income                                             35,139
Net realized gain from controlled affiliate investments          139,048
Net unrealized loss on controlled affiliate investments       (1,105,057)
Net realized loss from foreign exchange hedges                   (62,412)
Net unrealized gain on foreign exchange hedges                     5,918
                                                             -----------
Net loss on investments                                       (1,022,503)
                                                             -----------
Net decrease in net assets resulting from operations         $  (987,364)
                                                             ===========

FINANCIAL HIGHLIGHTS


                                                                                     Year Ended December 31,
                                                                     ---------------------------------------------------------
                                                                        2007          2006        2005        2004      2003
                                                                     -----------   ----------   ---------   --------  --------
Disclosure of certain ratios:
   Ratio of total expenses to average net assets                            0.5%        1.0%          2.0%       4.5%      9.9%
   Ratio of net investment income to average net assets                     2.4%        3.9%          9.6%       4.7%     32.4%
   Portfolio turnover rate**                                               36.0%       12.3%         51.6%      44.1%     75.0%
   IRR since inception                                                     65.2%       92.1%        104.1%      65.7%    107.4%
   Total return                                                           (49.0)%      46.9%#       122.9%#     35.9%     75.1%

Per share information:
   Net assets, beginning of period                                   $ 2,059.44    $ 2,118.66   $  951.42   $ 334.42  $  68.15

   Net investment income*                                                 35.14         80.58      128.63      28.38     67.21
   Net realized gain from controlled affiliate investments*              139.04        285.52      218.58      19.04     84.22
   Net unrealized gain (loss) on controlled affiliate investments*    (1,105.06)       610.35    1,047.79     171.63      1.51
   Net realized gain (loss) from foreign exchange hedges*                (62.41)       (39.68)      26.77     (10.67)       --
   Net unrealized gain (loss) on foreign exchange  hedges*                 5.92        (14.05)         --         --        --
                                                                     ----------    ----------   ---------   --------  --------
   Net increase (decrease) in net assets resulting from operations*     (987.37)       922.72    1,421.77     208.38    152.94

   Contributions                                                         334.34         38.46      385.45     668.32    336.63
   Distributions (includes tax return of capital
      distributions of $267.82 $853.65, $395.24, $100.32 and
      $85.24 respectively)                                              (581.08)    (1,020.40)    (639.98)   (259.70)  (223.30)
                                                                     ----------    ----------   ---------   --------  --------
   Net assets, end of period                                         $   825.33    $ 2,059.44   $2,118.66   $ 951.42  $ 334.42
                                                                     ==========    ==========   =========   ========  ========

----------
* Based on the weighted average number of 1,000,000 shares outstanding during the period.

** Rate is computed based on the lesser of purchases and sales (contributions and distributions) of controlled affiliates.

# The total return percentages for 2006 and 2005 have been revised from 63.9% and 151.4%, respectively, as a result of a change in the treatment of the hypothetical reinvestment of income distributions.

See notes to consolidated financial statements.

FORTRESS INVESTMENT TRUST II

CONSOLIDATED STATEMENT OF CASH FLOWS
(dollar amounts in thousands)

                                                                 Year Ended
                                                             December 31, 2007
                                                             -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations            $ (987,364)
Adjustments to reconcile net decrease in net assets
   resulting from operations to net cash provided by
   operating activities:
   Net realized gain from controlled affiliate investments        (139,048)
   Net unrealized loss on controlled affiliate investments       1,105,057
   Net realized loss from foreign exchange hedges                   62,412
   Net unrealized gain on foreign exchange hedges                   (5,918)
   Proceeds from foreign exchange hedges                            14,122
   Payments under foreign exchange hedges                          (76,534)
   Investments in controlled affiliates                           (517,433)
   Distributions from controlled affiliates                        567,131
   Change in:
      Due from affiliates                                            3,629
      Other assets                                                     800
      Interest payable                                                 (38)
      Due to affiliates                                              2,205
      Other liabilities                                              2,811
                                                                ----------
Net cash provided by operating activities                           31,832
                                                                ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Draws on short term notes                                     200,000
     Repayments of short term notes                               (240,000)
     Capital contributions                                         334,335
     Capital distributions                                        (266,741)
                                                                ----------
Net cash used in financing activities                               27,594
                                                                ----------
NET INCREASE IN CASH AND CASH EQUIVALENTS                           59,426
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                      14,236
                                                                ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        $   73,662
                                                                ==========
CASH PAID DURING THE PERIOD FOR INTEREST EXPENSE                $    1,714
                                                                ==========

Supplemental Disclosure of Non-Cash Operating and Financing Activity:

In December 2007, FIT II distributed its ownership of FIT Mapeley Holdings Ltd. to Fund II and FABP, as more fully described in Note 3. At the time of this distribution, FIT II's interest in FIT Mapeley Holdings Ltd. had an estimated fair value of $314.3 million. This in-kind amount is excluded from distributions from controlled affiliates and from capital distributions listed above, as such distributions did not involve the transfer of cash from the controlled affiliates to FIT II or cash distributions from FIT II to its shareholders.

See notes to consolidated financial statements.

FORTRESS INVESTMENT TRUST II

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(dollar amounts in thousands)

                                                                      Year Ended          Year Ended
                                                                  December 31, 2007   December 31, 2006
                                                                  -----------------   -----------------
Increase (decrease) in net assets resulting from operations
   Net investment income                                             $    35,139         $   80,583
   Net gain (loss) on investments                                     (1,022,503)           842,138
                                                                     -----------         ----------
Net increase (decrease) in net assets resulting from operations         (987,364)           922,721
Capital contributions                                                    334,335             38,459
Capital distributions                                                   (469,302)          (693,978)
Distributions from net investment income                                 (35,139)           (80,583)
Distributions of realized gains                                          (76,636)          (245,843)
                                                                     -----------         ----------
Net decrease in net assets                                            (1,234,106)           (59,224)
Net assets, beginning of period                                        2,059,440          2,118,664
                                                                     -----------         ----------
Net assets, end of period                                            $   825,334         $2,059,440
                                                                     ===========         ==========
Undistributed net investment income                                  $        --         $       --
                                                                     ===========         ==========


See notes to consolidated financial statements.

FORTRESS INVESTMENT TRUST II

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

1.   ORGANIZATION

     Fortress Investment Trust II (together with its subsidiaries, "FIT II") was formed on July 2, 2002 as a Delaware business trust, and operates as a closed-end, non-diversified registered management investment company ("RIC") under the Investment Company Act of 1940 (the "Act"). FIT II principally invests in real estate related debt and equity securities. The sole substantive investors in FIT II are Fortress Investment Fund II LLC ("Fund II"), 95.9%, and FABP, LP ("FABP"), 4.1%.

     FUND II AND FABP

     Fund II has total committed capital from investors of $1,199.2 million and FABP has total committed capital from investors of $50.8 million (collectively, the "Capital Commitment"). In September 2004, $215.9 million of Fund II's commitments, plus related management and administrative fees, were assigned to Fortress (GAGACQ) LLC ("Fortress GAGACQ", and together with Fund II, "Fund II Group"), while $9.1 million of FABP's commitments, plus related management and administrative fees, were assigned to FABP (GAGACQ) LP ("FABP GAGACQ", and together with FABP, "FABP Group"). Fortress GAGACQ and FABP GAGACQ are organized as Sister Companies to Fund II and FABP pursuant to their respective operating agreements. The Capital Commitment was available for all Fund II Group and FABP Group business, respectively, including new investments, over the three years ended December 31, 2005. Subsequent to that date, the Capital Commitment may only be drawn to maintain the ongoing business of Fund II Group and FABP Group, respectively.

     The managing member of Fund II is Fortress Fund MM II LLC (the "Fund II Managing Member"). The Fund II Managing Member is owned by FIG LLC, formerly Fortress Investment Group LLC, (the "Manager"). The Fund II Managing Member is entitled to an incentive return (the "Incentive Return") generally equal to 20% of Fund II's returns, as defined, subject to: 1) a 10% cumulative preferred return payable to Fund II's investors and 2) a clawback provision which requires amounts previously distributed as Incentive Return to be returned to Fund II (after adjusting for tax in accordance with Fund II's operating agreement) if, upon liquidation of Fund II, the amounts ultimately distributed to the Fund II Managing Member exceed its allocable amount. Fund II is managed by the Manager pursuant to the Fund II Managing Member's operating agreement and a management agreement between the Manager and the Fund II Managing Member. An affiliate of the Manager has committed to contribute 1.5% of Fund II Group's and FABP Group's total committed capital. FABP, Fortress GAGACQ and FABP GAGACQ are managed by the Manager under substantially the same terms as Fund II and their operating agreements contain substantially the same terms as Fund II's, including the Incentive Return.

     During the year ended December 31, 2007, Fund II Group called capital from 46 unaffiliated investors and an affiliate of the Manager for net proceeds of approximately $20.9 million. Of the capital received by Fund II Group, $0.7 million was allocated to Fortress GAGACQ and the balance was allocated to Fund II. Fund II invested such proceeds in FIT II, net of management and administrative fees paid to the Manager (Note 3). During the same

FORTRESS INVESTMENT TRUST II

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

     period, FIT II distributed $255.89 million in cash to Fund II. $255.40 million was subsequently distributed to investors, including $34.1 million to the Fund II Managing Member of which $30.9 million represented Incentive Return. The remaining $0.49 million was used to pay management fees to the Fund II Managing Member. As of December 31, 2007, Fund II Group had drawn, net of recallable capital distributions, $971.7 million (or 81.0%) of its committed capital.

     During the year ended December 31, 2007, FABP Group called capital from one unaffiliated investor and an affiliate of the Manager for net proceeds of approximately $0.9 million. Of the capital received by FABP Group, $0.03 million was allocated to FABP GAGACQ and the balance was allocated to FABP. FABP invested such proceeds in FIT II, net of management and administrative fees paid to the Manager (Note 3). During the same period, FIT II distributed $10.85 million to FABP. $10.83 million was subsequently distributed to investors, including $1.4 million paid to the FABP Managing Member of which $1.3 million represented Incentive Return. The remaining $0.02 million was used to pay management fees to the Fund II Managing Member. As of December 31, 2007, FABP Group had drawn, net of recallable capital distributions, $41.2 million (or 81.2%) of its committed capital.

     Additionally, an in-kind distribution of shares of FIT Mapeley Holdings Ltd. valued at $314.3 million was made by FIT II to Fund II and FABP, and then to investors who then contributed such shares to Fortress GAGACQ and FABP GAGACQ. Fortress GAGACQ and FABP GAGACQ sold these shares to related funds (Note 3) and distributed the $314.3 million proceeds to investors, who then simultaneously contributed them to Fund II and FABP, and then to FIT II.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF ACCOUNTING - The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). As a RIC, FIT II reports its investments at fair value, including its investments in subsidiaries. As a RIC, FIT II does not consolidate its majority-owned and controlled investments, except to the extent that such companies are investment companies or operating subsidiaries. None of FIT II's investments were investment companies during the period. FIT II consolidates its operating subsidiary, Fortress Capital Finance II LLC ("FCF II"). FCF II performs substantially all of their services for FIT II. All significant intercompany transactions and balances between FIT II and FCF II have been eliminated.

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FORTRESS INVESTMENT TRUST II

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

     RISKS AND UNCERTAINTIES - In the normal course of business, FIT II may encounter two significant types of economic risk: credit risk and market risk. Credit risk is the risk of default on FIT II's investments in loans, securities or derivatives, as applicable, that results from a borrower's or derivative counterparty's inability or unwillingness to make required or expected payments. Market risk reflects changes in the value of investments in loans, securities or derivatives, as applicable, due to changes in interest rates or other market factors, including the value of the collateral underlying loans and the valuation of equity and debt securities held by FIT II. Management believes that the carrying values of its investments are reasonable, taking into consideration these risks. FIT II also invests in the securities of companies located outside of the United States. FIT II's international operations are subject to the same risks as those associated with its United States operations as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory requirements, heightened risk of political and economic instability, potential adverse tax consequences and the burden of complying with foreign laws. Additionally, FIT II is subject to tax risks. If FIT II were to fail to qualify as a Regulated Investment Company in any taxable year, it would be subject to federal income tax on its taxable income at regular corporate rates, which could be material.

     VALUATION OF INVESTMENTS - Investments in securities traded on a national securities exchange are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, if any, for which the last quoted asked price is used. Short-term notes are stated at amortized cost, which approximates fair value.

     Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined in accordance with FIT II's valuation policies as approved by FIT II's board of trustees. Such policies include, among other methods, the utilization of discounted cash flow analyses.

     Investments in entities whose functional currency is other than the U.S. dollar are valued based on the spot rate of their respective currency at the end of the respective reporting period. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. FIT II does not isolate that portion of the results of operations resulting from changes in foreign currency rates on investments from the fluctuations arising from changes in the fair value of the issue or indebtedness held. FIT II may utilize foreign currency exchange contracts for the purpose of hedging, in part, the risk of changes in foreign currency exchange rates with respect to its investments. Such foreign currency hedges are recorded at their estimated fair value with changes in value reflected as a component of income in the period of change.

     Due to the inherent uncertainty of valuations of investments without a public market, the estimates of value may differ from the values that are ultimately realized by FIT II, and the differences could be material.

FORTRESS INVESTMENT TRUST II

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

     FEDERAL INCOME TAXES - No income taxes have been provided for in these consolidated financial statements as FIT II's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its members.

     DISTRIBUTIONS TO MEMBERS - Distributions to members are recorded when paid, or, in the case of an in-kind distribution, when distributed. The character of distributions made during the reporting period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition.

     During the year ended December 31, 2007, FIT II declared and paid aggregate cash distributions of $266.7 million, and made a $314.3 million in-kind distribution, to Fund II and FABP.

     The tax character of these distributions is estimated as follows (in thousands):

Ordinary income          $     --
Long-term capital gain    313,254
Return of capital         267,823
                         --------
                         $581,077
                         ========

     The tax basis components of distributable earnings, representing the cumulative results of changes in net assets from operations, net of distributions to shareholders, as of the tax year ended December 31, 2007 are as follows:

Undistributed ordinary income              $     --
Undistributed long-term capital gains            --
Accumulated net unrealized appreciation     801,878

     The difference between book basis and tax basis accumulated unrealized appreciation is generally due to non-taxable distributions by controlled affiliates of FIT II which were treated as income for book purposes. These distributions have reduced the tax basis of certain controlled affiliates to amounts lower than the book basis, which in turn increases the tax basis accumulated unrealized appreciation in comparison to book basis accumulated unrealized appreciation.

     SECURITY TRANSACTIONS AND REVENUE RECOGNITION - FIT II records security transactions on the trade date. Realized gains are recognized to the extent sales proceeds exceed investment cost, or the fair value of distributions in-kind exceeds cost. Realized losses are recognized where investment cost exceeds proceeds or when a write down is recorded. Dividend income is recognized on the ex-dividend date, or in the absence of a formal declaration, on the date it is received. Interest income is recognized as earned on an accrual basis, as are fixed rate preferred dividends. Discounts and premiums on securities are amortized over the life of the respective securities, using the effective interest method.

FORTRESS INVESTMENT TRUST II

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

     FIT II does not accrue interest on loans that are past due more than 90 days or sooner when the probability of the collection of interest is deemed insufficient to warrant further accrual. Upon such a determination, those loans are considered to be nonperforming.

     CASH AND CASH EQUIVALENTS AND RESTRICTED CASH - FIT II considers all highly liquid short-term investments with a maturity of 90 days or less when purchased to be cash equivalents. Restricted cash consists of cash held by counterparties as collateral for transactions or per certain contracts. Substantially all of FIT II's amounts on deposit with major financial institutions exceed insured limits.

     RECENT ACCOUNTING PRONOUNCEMENTS - On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing FIT II's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained on review by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. FIT II adopted FIN 48 on January 1, 2007. The adoption of FIN 48 did not have a material effect on FIT II's financial condition or results of operations.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 applies to reporting periods beginning after November 15, 2007. FIT II adopted SFAS 157 on January 1, 2008. To the extent they are measured at fair value, SFAS 157 did not materially change FIT II's fair value measurements for any of its existing financial statement elements. As a result, the adoption of SFAS 157 did not have a material impact on FIT II's financial condition, liquidity or results of operations.

     In June 2007, Statement of Position No. 07-1, "Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies" ("SOP 07-1") was issued. SOP 07-1 addresses whether the accounting principles of the Audit and Accounting Guide for Investment Companies may be applied to an entity by clarifying the definition of an investment company and whether those accounting principles may be retained by a parent company in consolidation or by an investor in the application of the equity method of accounting. Management has determined that FIT II continues to meet the definition of an investment company under this guidance. In February 2008, the FASB indefinitely postponed the adoption of SOP 07-1.

FORTRESS INVESTMENT TRUST II

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

     In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities." SFAS 159 permits entities to choose to measure many financial instruments, and certain other items, at fair value. SFAS 159 applies to reporting periods beginning after November 15, 2007. FIT II adopted SFAS 159 on January 1, 2008. FIT II did not elect to measure any items at fair value pursuant to the provisions of SFAS
     159. As a result, the adoption of SFAS 159 did not have a material impact on FIT II's financial condition, liquidity or results of operations.

3.   MANAGEMENT AGREEMENT AND AFFILIATE TRANSACTIONS

     FUND II AND FABP

     The Manager is paid annual fees by Fund II Group and FABP Group in exchange for advising them on various aspects of their business, formulating their investment strategies, arranging for the acquisition and disposition of assets, arranging for financing, monitoring performance, and managing their day-to-day operations. In addition, the Manager may be reimbursed for various expenses incurred by the Manager on their behalf, including the costs of legal, accounting and other administrative activities.

     The management fee was initially calculated at an annual rate of 1.0% of Fund II Group's and FABP Group's Invested Capital (as defined) or total equity commitments during the Capital Commitment Period (as defined). The management fee decreased to 0.75% of Invested Capital in September 2005 and to 0.50% in September 2006. Furthermore, the Manager is paid an annual administrative fee on a graduated scale up to 0.5% of Fund II Group's and FABP Group's Invested Capital (as defined) or total equity commitments during the Capital Commitment Period (as defined), based on the size of each Investor's capital commitment. The Manager and its affiliates are not required to contribute capital to Fund II Group or FABP Group to fund any portion of the management or administrative fees incurred. The management fee obligation of Fund II Group and FABP Group is reduced by the Advisory Fee (see below) paid by FIT II each year on a dollar for dollar basis.

     During the year ended December 31, 2007, Fund II Group and FABP Group incurred an aggregate of $2.4 million of management and administrative fees.

     The Incentive Return, as described in Note 1, is payable on a Portfolio Investment (as defined) basis, as the return on the investments is realized. Accordingly, an Incentive Return may be paid in connection with a particular investment if and when such investment generates proceeds in excess of the capital called with respect to such investment, plus a 10% cumulative preferred return thereon. If upon liquidation of Fund II Group and FABP Group the aggregate amount paid as Incentive Return exceeds the amount actually due (that is, amounts that should instead have been paid to Fund II Group's and FABP Group's investors) after taking into account the aggregate return to investors, the excess is required to be returned (that is "clawed back," after adjusting for tax in accordance with the operating agreement) to Fund II Group and FABP Group. From inception through December 31, 2007, approximately $254.7 million of Incentive Return has been distributed, including Incentive Return payable from both Fund II Group and FABP Group, $84.3 million of which is subject to clawback (gross of any tax related adjustment).

FORTRESS INVESTMENT TRUST II

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

     FIT II

     Under an Investment Advisory Agreement between FIT II and FIG Advisors, LLC (the "Advisor"), FIT II agreed to pay the Advisor an initial annual advisory fee (the "Advisory Fee") in an amount equal to 1.00% of the lesser of FIT II's (i) invested capital and (ii) average daily net assets ("NAV"), based on FIT II's invested capital or the daily NAV of its assets as of the first day of each semi-annual period for which the Advisory Fee is paid. The Advisory Fee decreased to 0.75% in September 2005 and to 0.50% in September 2006. During the year ended December 31, 2007, no Advisory Fee was incurred and, accordingly, Fund II Group and FABP Group incurred the full management fee obligation as previously described. The Advisor is an affiliate of the Manager.

     Certain employees and affiliates of FIT II, Fund II Group, FABP Group and the Manager own $0.3 million of mandatorily redeemable preferred equity in FIT II which is entitled to cumulative preferred dividends at an annual rate of 10%, and has a liquidation preference of $0.3 million.

     In 2003, an employee co-investment program was adopted whereby certain employees of the Manager and of FIT II's operating subsidiary had the opportunity to invest in Fund II Group and FABP Group by purchasing part of the Manager's investment. The purpose of the program is to align the interests of such employees with those of Fund II Group's and FABP Group's investors and to enable the Manager and FIT II's operating subsidiary to retain such employees and provide them with appropriate incentives and rewards for their performance. These employees are integral to the success of FIT II, Fund II Group and FABP Group. The Manager has set aside $9.5 million of its commitment to Fund II Group and FABP Group for this program.

     FIT II is party to an agreement (the "Expense Allocation Agreement") between FIT II and other investment vehicles managed by the Manager (the "Managed Funds") whereby certain operating expenses of the Managed Funds' operating subsidiaries are allocated based on the relative ratios of each of the Managed Funds' Invested Capital or Capital Commitments, as defined. Affiliates of the Manager are the general partner or managing member of each of the Managed Funds.

     Certain employees of the operating subsidiaries of the Managed Funds receive profit sharing arrangements from the Manager, pursuant to which they receive a portion of the Manager's incentive return from these funds. During the year ended December 31, 2007, the Manager incurred approximately $8.3 million to these employees under such profit sharing arrangements attributable to the results of operations of FIT II, Fund II Group and FABP Group. The Managed Funds and their operating subsidiaries are not required to reimburse the Manager for these expenses and such expenses are excluded from the expense allocation agreement among the Managed Funds. Compensation and benefits are therefore presented net of the employee profit sharing accrual described above on the consolidated statement of operations.

FORTRESS INVESTMENT TRUST II

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

     Due From Affiliates includes $0.3 million of operating expenses paid by FIT II on behalf of other Managed Funds. The Due To Affiliates balance of $4.5 million represents advances and operating expenses paid by other Managed Funds on FIT II's behalf.

     RELATED PARTY INVESTMENT TRANSACTION

     On December 21, 2007, FIT Holdings LLC ("Holdings"), a 100% owned and controlled affiliate of FIT II, distributed all of the shares (the "Shares") of its wholly owned and controlled affiliate, FIT Mapeley Holdings Ltd. ("FIT Mapeley"), to FIT II. FIT II distributed the Shares to Fund II and FABP, which then distributed them on to investors. These investors simultaneously contributed them to Fortress GAGACQ and FABP GAGACQ, respectively, which subsequently sold the Shares to Fortress Investment Fund V (Fund A) L.P., Fortress Investment Fund V (Fund B) L.P., Fortress Investment Fund V (Fund C) L.P., Fortress Investment Fund V (Fund
     D) L.P., Fortress Investment Fund V (Fund F) L.P., and Fortress Investment Fund V (Fund G) L.P. (hereinafter collectively referred to as "Fund V"); and Fortress Investment Fund V (Coinvestment Fund A) L.P., Fortress Investment Fund V (Coinvestment Fund B) L.P., Fortress Investment Fund V (Coinvestment Fund C) L.P., Fortress Investment Fund V (Coinvestment Fund
     D) L.P., and Fortress Investment Fund V (Coinvestment Fund F) L.P., (hereinafter collectively referred to as "Fund V Co", and together with Fund V, the "Fund V Entities") in a private transaction (the "Transaction"). The $314.3 million sales proceeds from the Transaction were distributed by Fortress GAGACQ and FABP GAGACQ to investors who then contributed them to Fund II and FABP, and which contributed them to FIT II, and ultimately to Holdings. All of these proceeds were used by Holdings to partially settle its margin debt liability (Note 5).

     FIT Mapeley's only asset was 7,903,969 shares in Mapeley Limited ("Mapeley"), a British listed real estate operating company. The price paid by the Fund V entities for the Shares effectively valued the Mapeley stock at L20.00 per share. Immediately prior to the transaction, FIT Mapeley's carrying value per Mapeley share was L13.09.

     The Transaction was approved by the advisory boards of FIT II, Fortress GAGACQ, FABP GAGACQ, and the Fund V Entities. The reasonableness of the price for the Transaction was supported by fairness opinions provided by separate independent third parties from the purchase and sale perspective.

     The transaction agreement provides for an additional payment to be made by the Fund V Entities to Fortress GAGACQ and FABP GAGACQ LP if, in the 12 months following the Transaction, these entities undertake certain transactions in Mapeley stock with an average volume weighted price in excess of L20.00 per share plus transaction costs.

FORTRESS INVESTMENT TRUST II

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

4.   FOREIGN CURRENCY CONTRACTS

     FIT II has entered into foreign currency forward contracts to hedge its exposure to changes in foreign currency exchange rates with respect to its foreign investments. Such contracts are detailed as follows:

           Notional                 Fair Value
            Amount     Maturity   Asset/(Liability)
Currency    (000s)       Date           (000s)
--------   --------   ---------   -----------------
   EUR      99,591     1/4/2008        $(2,569)
   EUR      81,378    3/20/2008         (4,040)
                                       -------
                                       $(6,609)
                                       =======

5.   DEBT, COMMITMENTS AND CONTINGENCIES

     STOCK LOAN - In June 2006, Holdings pledged 7.9 million shares of
     Mapeley Limited, 4.7 million shares of Global Signal Inc., and 33.2 million shares of Brookdale Senior Living Inc. as collateral for a new $830 million financing from Deutsche Bank AG. The $830 million was distributed to FIT II, net of loan costs, to repay prior financing and provide general liquidity. On March 27, 2007, Holdings repaid $98 million on the stock loan, and on September 28, 2007, Holdings repaid an additional $191 million on the stock loan, thus reducing the outstanding balance to $541 million. The remaining $541 million balance was repaid on December 28, 2007. During the year ended December 31, 2007, Holdings' average loan balance outstanding was approximately $707.2 million or $707.20 per share, and the average interest rate paid was approximately 8.83% before the inclusion of unused commitment and other fees, and 9.35% after inclusion of such fees.

     In December 2007, Holdings pledged 33.2 million shares of Brookdale Senior Living Inc. as collateral for a new $250 million financing from Goldman Sachs. Holdings used $238 million of the loan proceeds to partially repay the balance of the Deutsche Bank stock loan, and the residual, net of loan costs, was distributed to FIT II. The loan bears interest at three month LIBOR + 3.50% (approximately 8.34% at December 31, 2007) and matures in December 2008. The loan requires a 50% Loan to Value ("LTV") ratio. As of December 31, 2007, the LTV ratio was 26%. From the date of the loan to December 31, 2007, Holdings' average loan balance outstanding was approximately $250.0 million or $250.00 per share, and the average interest rate paid was approximately 8.34% before the inclusion of unused commitment and other fees, and 10.32% after inclusion of such fees. Holdings believes that for similar financial instruments with comparable credit risks, its effective rate approximates a market rate. Accordingly, the carrying amount outstanding is believed to approximate fair value.

FORTRESS INVESTMENT TRUST II

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

     SHORT TERM NOTES - FIT II executed the following short term notes, secured by the Capital Commitment, in favor of Bank of America:

                                                      Average       Average
                                                     Interest       Interest
 Principal/Average                                 Rate (Before   Rate (After
Balance Outstanding    Effective                     Inclusion     Inclusion
       (000s)            Date      Maturity Date     of Fees)       of Fees)
-------------------   ----------   -------------   ------------   -----------
$ 40,000              12/27/2006     1/17/2007         6.87%         7.94%
$ 40,000               3/28/2007     4/19/2007         6.85%         7.87%
$ 50,000                5/4/2007     6/28/2007         6.85%         6.85%
$ 82,000               6/28/2007     8/17/2007         6.86%         7.08%

     As of December 31, 2007, all of the short term notes had been repaid.

     GUARANTEE OF SUBSIDIARY'S OBLIGATIONS - As part of the sale of Simon Storage Group, Ltd. in 2005, Fortress Cayman Partners Ltd., along with Patron Capital, its joint venture partner, provided certain basic warranties to the purchaser. These warranties were in respect of certain corporate level risks and included an assurance that no material information had been withheld. The only warranty that remains outstanding is a tax indemnity in the amount of L1.5 million that is backed by two letters of credit, one provided by FIT II, the other by Patron Capital, each in the amount of L0.75 million. The indemnity is intended to protect the purchaser in the event Her Majesty's Revenue and Customs ("HMRC," the UK taxing authority) successfully challenges the tax structure employed by FIT II and Patron Capital. The warranty is tied to the 2003-2005 tax years. If no claim is made, the liability amount would decrease over time, expiring in January 2008. If a claim is made, then the indemnity will continue to be valid.

     HMRC served notice to the purchaser that they intend to inquire into the related tax return for the period ended December 31, 2003; therefore the indemnified amount of L1.5 million originally set to expire in January 2006 has been extended pending resolution. The purchaser has also sought to make a claim in respect of the year 2004 but neither Fortress nor Patron have responded to this claim. While the outcome of this inquiry is uncertain at this time, we believe that the tax positions taken with regard to this investment are defensible and the risk of loss from this indemnity is remote; therefore, an accrual has not been made in the financial statements.

     PENDING LITIGATION - On September 15, 2005, a lawsuit captioned David T. Atkins et al. v. Apollo Real Estate Advisors, L.P. et al. was brought on behalf of current and former limited partners in certain investing partnerships related to the sale of certain Brookdale facilities to Ventas Realty Limited Partnerships against a number of defendants, including an investee of FIT II and a subsidiary of the Manager. The suit alleges that the defendants improperly obtained certain rights with respect to such facilities from the investing partnerships. The plaintiffs have asked for damages in excess of $100 million on each of nine counts, as to which the Manager is named as defendant on seven counts, including treble damages with

FORTRESS INVESTMENT TRUST II

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

     respect to certain counts. The Manager has filed an action to have itself removed as a named defendant in this case, and FIT II's subsidiary has filed a motion to dismiss the claims and continues to vigorously defend this action.

     Under the terms of the Advisory Agreement between the Manager and FIT II, FIT II has agreed to indemnify the Manager against any liabilities and expenses, including reasonable counsel fees, fines and penalties, in connection with the defense or disposition of any action, suit or other proceeding. As of December 31, 2007, no payments have been made by FIT II to the Manager under this indemnification.

     The Manager believes that the resolution of this action will not result in a liability that would have a material adverse affect on the financial condition, liquidity or results of operations of FIT II.

6. MERGER OF CROWN CASTLE INTERNATIONAL CORP. WITH GLOBAL SIGNAL INC. AND SALE OF CROWN CASTLE INTERNATIONAL CORP.

     On January 12, 2007, Global Signal Inc. ("GSL") completed its announced merger with Crown Castle International Corp. ("Crown Castle") and CCGS Holdings LLC, a wholly owned subsidiary of Crown Castle ("Merger Sub"). In connection with the merger, Holdings received $8.16 in cash proceeds and approximately 1.375 shares of Crown Castle common stock in exchange for each share of its GSL stock. Subsequent to the merger, Holdings sold 1.7 million Crown Castle shares back to Crown Castle for $33.87 per share. Total proceeds from the merger and subsequent sale were used to partially pay down the stock loan (Note 5). The remaining 4.7 million shares of Crown Castle were pledged as collateral for the stock loan in place of the 4.7 million shares of GSL.

     On June 28, 2007, Holdings sold 4,747,993 shares of Crown Castle at $35.30 per share through an underwritten offering. The total proceeds in the amount of $167.6 million were used to further reduce the outstanding stock loan balance on September 28, 2007.

     On December 10, 2007, FIT II sold the remaining 464 shares of Crown Castle at $41.95 per share and received $0.02 million in proceeds.

7.   SUBSEQUENT EVENTS

     As of February 28, 2008, the value of FIT II's publicly traded security, Brookdale Senior Living, Inc., declined by 12.1%, resulting in a decrease in FIT II's net asset value of 13.9% since December 31, 2007.

     STOCK LOAN - In January 2008, Holdings and its wholly owned controlled affiliate transferred all 33.2 million shares of Brookdale Senior Living Inc. to a newly created 100% owned controlled affilate, FIT Brookdale Holdings LLC ("FIT Brookdale"). On January 31, 2008, FIT Brookdale replaced Holdings as the borrower for the existing $250 million financing with Goldman Sachs in a second closing.

FORTRESS INVESTMENT TRUST II
UNAUDITED STATEMENT OF ADDITIONAL INFORMATION
I. Trustees' and Officers' Information

                                                                                                                            No. of
                                                                                                                          Portfolios
Name (age)                                                                                                                for which
Position (held since)                                                                                                       Manager
Address (see Footnote 3)           Principal Occupation During Past 5 yrs                 Other Directorships               Serves
------------------------       ----------------------------------------------   ---------------------------------------   ----------
INDEPENDENT TRUSTEES (1)

AMY DIAMOND (37)               -    MANAGER PRIVATE INVESTMENTS, NORTHWESTERN   --                                             2
                                    UNIVERSITY (JUNE 2000 - PRESENT)
TRUSTEE (FEBRUARY 2006)

DOUGLAS GORENCE (52)           -    CHIEF INVESTMENT OFFICER FOR THE            --                                             4
                                    UNIVERSITY OF MINNESOTA FOUNDATION
TRUSTEE (FEBRUARY 2006)             INVESTMENT ADVISORS (JANUARY 1999 -
                                    PRESENT)

DEAN TAKAHASHI (50)            -    SENIOR DIRECTOR, YALE UNIVERSITY            -    DIRECTOR AND TREASURER, THE FOOTE         1
                                                                                     SCHOOL, NEW HAVEN, CT
TRUSTEE (FEBRUARY 2006)

MARK A. BARNARD (59)           -    MANAGING DIRECTOR OF PRIVATE INVESTMENTS    --                                             2
                                    AT HOWARD HUGHES MEDICAL INSTITUTE (1995
TRUSTEE (FEBRUARY 2003)             - PRESENT)

ROBERT H. GIDEL (56)           -    MANAGING DIRECTOR OF LIBERTY PARTNERS, LP   -    DEVELOPERS DIVERSIFIED REALTY             3
                                    (1997 - PRESENT)
TRUSTEE (NOVEMBER 2007)                                                         -    THE GINN COMPANIES LLC

INTERESTED TRUSTEES (1), (4)

MIKE DIRE (45)                 -    DIRECTOR OF REAL ESTATE INVESTMENTS AT      -    BOARD MEMBER OF DERMODY/CAL STRS          1
                                    CALIFORNIA STATE TEACHERS RETIREMENT             LLC
TRUSTEE (FEBRUARY 2003)             SYSTEM (JULY 2000 - PRESENT)
                                                                                -    BOARD MEMBER FOR FAIRFIELD
                               -    REAL ESTATE INVESTMENT SPECIALIST AT             /CALSTRS LLC
                                    CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT
                                    SYSTEM MAY 1998-JUNE 2000

WESLEY R. EDENS (46)           -    PRINCIPAL OF FORTRESS INVESTMENT GROUP      -    AIRCASTLE LIMITED                         5
                                    LLC (MAY 1998 TO PRESENT)
CHAIRMAN OF THE BOARD OF                                                        -    BROOKDALE SENIOR LIVING INC.
TRUSTEES (JULY 2002)
                                                                                -    EUROCASTLE INVESTMENT LIMITED

                                                                                -    GATEHOUSE MEDIA, INC.

                                                                                -    MAPELEY LTD.

                                                                                -    NEWCASTLE INVESTMENT CORP.

                                                                                -    GAGFAH S.A.

CARMEN J. GIGLIOTTI, CFA,      -    MANAGING DIRECTOR OF PRIVATE MARKETS AT     -    WILTON ASSET MANAGEMENT, LLC              2
CPA (52)                            DUPONT CAPITAL MANAGEMENT (1992 -
                                    PRESENT)
TRUSTEE (DECEMBER 2002)

RON SCHMITZ                    -    OREGON STATE TREASURY                       --                                             1

TRUSTEE (FEBRUARY 2003)

GARY R. HOLT (46)              -    INVESTMENT OFFICER AND PORTFOLIO MANAGER    --                                             2
                                    FOR WASHINGTON STATE INVESTMENT BOARD
TRUSTEE (FEBRUARY 2003)             (2000 - PRESENT)

                               -    MONEY MANAGER, FRANK RUSSELL COMPANY
                                    (1995 - 2000)

OFFICERS (2)

WESLEY R. EDENS (46)           -    PRINCIPAL OF FORTRESS INVESTMENT GROUP      -    OFFICER OF 4 OTHER INVESTMENT             --
                                    LLC (MAY 1998 TO PRESENT)                        COMPANIES ADVISED BY THE ADVISOR.
CHIEF EXECUTIVE OFFICER
(JULY 2002)

RANDAL A. NARDONE (52)         -    PRINCIPAL OF FORTRESS INVESTMENT GROUP      -    OFFICER OF 4 OTHER INVESTMENT             --
                                    LLC (MAY 1998 TO PRESENT)                        COMPANIES ADVISED BY THE ADVISOR
VICE PRESIDENT, CHIEF
OPERATING OFFICER AND
SECRETARY (JULY 2002)

KEVIN NAUGHTON (45)            -    MANAGING DIRECTOR OF GOLDMAN SACHS & CO.    -    OFFICER OF 4 OTHER INVESTMENT             --
                                    (APRIL 1990 TO JULY 2007)                        COMPANIES ADVISED BY THE ADVISOR
CHIEF FINANCIAL OFFICER
(DECEMBER 2007)

ROBERT I. KAUFFMAN (44)        -    PRINCIPAL OF FORTRESS INVESTMENT GROUP      -    OFFICER OF 3 OTHER INVESTMENT             --
                                    LLC (MAY 1998 TO PRESENT)                        COMPANIES ADVISED BY THE ADVISOR
PRESIDENT (JULY 2002)

ALLISON L. THRUSH (44)         -    MANAGING DIRECTOR OF FORTRESS INVESTMENT    -    OFFICER OF 4 OTHER INVESTMENT             --
                                    GROUP LLC (MARCH 2001 TO PRESENT)                COMPANIES ADVISED BY THE ADVISOR
VICE PRESIDENT AND ASSISTANT
SECRETARY (AUGUST 2006)

(1) Each Trustee serves an indefinite term until his or her resignation, death or removal.

(2) Officers are elected to annual terms by the Trustees; the date of the last election was February 26, 2008.

(3) The address for each Trustee and Officer is c/o Fortress, 1345 Avenue of the Americas, 46th Floor, New York, NY 10105.

(4) Interested Trustee is defined by Section 2 (19)(A) of the Investment Company Act of 1940.

Aggregate remuneration paid by the company during the year to all trustees equals $148,265.

The Statement of Additional Information includes additional information about trustees and is available upon request without charge by calling collect (212) 798-6100.

II. Proxy Voting

A description of the policies and procedures that Fortress Investment Trust II uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 798-6100, and (ii) on the SEC's website at http://www.sec.gov.

Information regarding how Fortress Investment Trust II voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge by calling collect (212) 798-6100 and (ii) on the SEC's website at http://www.sec.gov.

III. Portfolio Holdings

Fortress Investment Trust II files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Fortress Investment Trust II's Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following table depicts the portfolio holdings of the Registrant as of December 31, 2007, by industry based on the net asset value of each investment:

Senior Living                               93.6%
Aircraft Leasing                             3.4%
Government Securities                        2.5%
Real property and real property companies    0.3%
Medical Receivables                          0.2%

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

(b) Not applicable.

(c) Not applicable.

(d) During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Mr. Doug Gorence is the Audit Committee financial expert and is "independent" pursuant to the general instructions of Form N-CSR Item 3. Under applicable securities laws, a person who is determined to be an Audit Committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of
Section 11 of the Securities Act of 1933, as a result of being designated or identified as an Audit Committee financial expert. The designation or identification of a person as an Audit Committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $690,557 for fiscal year 2006 and $429,839 for fiscal year 2007.

(b) Audit-Related Fees. Not applicable.

(c) Tax Fees. The aggregate fees for tax services billed by the Registrant's principal accountant for each of the past two fiscal years were: $104,652 for fiscal year 2006 and $141,285 for fiscal year 2007.

(d) All Other Fees. Not Applicable.

(e)(1) Audit Committee's Pre-Approval Policies and Procedures, pursuant to Item 4 of Form N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations on financial reporting of the Registrant.

(e)(2) All of the services described in each of paragraphs (b) through (d) of
Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) There were no non-audit fees billed by the Registrant's accountant for services rendered to the Registrant other than those described in item 4 (c) or 4 (d) above, Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for fiscal year 2006 and for fiscal year 2007.

(h) The Registrant's Audit Committee of the Board of Trustees has not considered whether the provision of non-audit services to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence because no such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the audited financial statements.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, FIG Advisors, LLC. The Proxy Voting Policies and Procedures of the Advisor (the "Proxy Voting Policies") are as follows:

                          FORTRESS INVESTMENT GROUP LLC
                       PROXY VOTING POLICY AND PROCEDURES

This policy has been adopted by Fortress Investment Group LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Fortress Investment Group LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940, as amended (collectively "Fortress"). In connection with these investment advisory services, Fortress exercises voting responsibilities for its clients through its corporate proxy voting process.

Each of Fortress Registered Investment Trust, Fortress Investment Trust II LLC, Fortress Brookdale Investment Fund LLC, Fortress Pinnacle Investment Fund LLC and RIC Coinvestment Fund LP have delegated to Fortress the authority to vote proxies relating to its portfolio securities in accordance with this policy.

This policy is intended by Fortress (i) to constitute "written policies and procedures" as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940, as amended.

                                      INDEX

                                                                            PAGE
                                                                            ----
Definitions..............................................................     3
Objective................................................................     4
Resolutions of Conflicts of Interest.....................................     4
Proxy Voting Coordinator.................................................     5
Assembling Voting Information............................................     6
Portfolio Managers.......................................................     6
Accumulating Voting Results..............................................     6
Communicating Votes......................................................     7
Record of Voting Delegation..............................................     7
Annual review of Policy Function.........................................     7
Disclosure and Comments on Voting........................................     8
Joining Insurgent or Voting Committees...................................     8
Social Issues............................................................     8
Recordkeeping ...........................................................     8

DEFINITIONS

"Client" means any person with whom Fortress has a contract to perform discretionary investment management services and for whom Fortress is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client's account.

"Compliance Officer" means the Director of Compliance, Fortress Investment Group LLC.

"Conflict of Interest" means, as to any Client, any conflict between a pecuniary interest of Fortress or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Fortress to the Client.

"Fortress" means Fortress Investment Group LLC and each of its affiliates that is subject to registration under the Investment Advisers Act of 1940, as amended, or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

"Proxy Voting Coordinator" means the individual appointed from time to time by the Investment Committee to perform the proxy voting coordination functions described in this policy.

"Social Issues" means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

"Investment Committee" means the Investment Committee of Fortress Investment Group LLC or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

"Voting Results" means the specific information described under the caption "Accumulating Voting Results."

OBJECTIVES

This policy defines procedures for voting securities held on behalf of each Client in respect of which Fortress has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. With respect to Fortress's private equity fund Clients, each vote (including, without limitation, each vote relating to corporate governance matters) will be considered in light of such Clients' possible strategic objective of seeking to influence the management of or control of a company; to the extent that a particular vote has strategic importance in connection with achieving such objective, Fortress will vote the applicable security taking this additional objective into account.

This policy does not prescribe voting requirements or specific voting consideration. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Fortress's personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy's voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Fortress may abstain from voting or decline a vote in those cases where, in Fortress's judgments (i) there is no relationship between the issue and the enhancement or preservation of an investment's value or (ii) the achievement of the Client's investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

It is also important to the pursuit of this policy's voting objectives that Fortress be able to substitute its judgment in any specific situation for a presumption in this policy where strict adherence to the presumption could reasonably be expected by Fortress, based upon the information then available, to be inconsistent with the objectives of this policy, as set forth above. Accordingly, Fortress understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by a Client or this policy.

RESOLUTIONS OF CONFLICTS OF INTEREST

It is unlikely that conflicts of interest will arise in the context of Fortress's proxy voting, because Fortress does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Fortress refers discretionary votes to its portfolio managers, Fortress's Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Fortress's Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote.

Certain advisory or other agreements between Fortress and specific Clients set forth procedures which must be followed for identified related party or conflict of interest transactions. In these circumstances, votes which present conflicts of interest to which such procedures apply will be resolved by recourse to the procedures mandated by such agreements; in many of these cases, such procedures mandate referring the matter to the Client's advisory board, board of directors or board of trustees, as the case may be, and Fortress intends to use its reasonable best efforts to ensure that recourse to such bodies is effected in a timely manner where failure to do so might reasonably be expected to have an adverse effect on the value of the investment represented by the applicable security.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Fortress avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings.

PROXY VOTING COORDINATOR

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following function in effectuating this policy:

     (i) Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

     (ii) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Fortress and other services specified by portfolio Managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

     (iii) Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

     (iv) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Fortress);

     (v) Accumulating Voting Results as set forth in this policy and transmitting that information to the Compliance Officer in a timely manner; and

     (vi) Participating in the annual review of the policy function as set forth in this policy.

The Proxy Voting Coordinator may, with the Investment Committee's approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by

Fortress. Any portion or all of any one or more of these functions may be performed by service providers engaged by Fortress.

ASSEMBLING VOTING INFORMATION

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Fortress may engage service providers and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Fortress to evaluate proxy voting issues.

PORTFOLIO MANAGERS

The portfolio manager responsible for a particular Client (i.e., the particular Fortress entity providing investment advisory services to such Client and the senior personnel responsible for such entity's investment decisions) is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The portfolio manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Fortress.

ACCUMULATING VOTING RESULTS

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

     (i)  The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security;

     (iii) The CUSIP number for the portfolio security;

     (iv) The shareholder meeting date;

     (v)  A brief identification of the matter voted on;

     (vi) Whether a vote was cast on the matter;

     (vii) How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

     (viii) Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30. Fortress may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer.

The Proxy Voting Coordinator may, with the Investment Committee's approval, delegate any portion or all of this function to one or more other individuals employed by Fortress.

COMMUNICATING VOTES

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Coordinator may, with the Investment Committee's approval, delegate any portion or all of this function to one or more individuals employed by Fortress. Fortress may engage one or more service providers to facilitate timely communication of proxy votes. Fortress is not responsible for voting proxies that are not forwarded on a timely basis. Fortress does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

RECORD OF VOTING DELEGATION

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Fortress is authorized to vote proxies respecting the Client's portfolio securities.

ANNUAL REVIEW OF POLICY FUNCTION

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

     (i) Review a sample of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Fortress is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

     (ii) Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

     (iii) Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

     (iv) Prepare a written report to the Investment Committee respecting the foregoing items.

DISCLOSURE AND COMMENTS ON VOTING

Fortress will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Fortress "Proxy Voting Coordinator." It is the policy of Fortress not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

JOINING INSURGENT OR VOTING COMMITTEES

It is the policy of Fortress, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client's investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

SOCIAL ISSUES

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

RECORDKEEPING

The Compliance Officer shall maintain the following records:

     (i)  Copies of this policy as from time to time revised or supplemented;

     (ii) A copy of each proxy statement that Fortress receives regarding Client securities;

     (iii) Voting Results for each Client;

     (iv) A copy of any document created by Fortress that was material to making a decision on how to vote proxies on behalf of a Client;

     (v) A copy of each written Clients request for information on how Fortress voted proxies on behalf of the Client and Fortress's response thereto;

     (vi) Communications to Client respecting Conflicts of Interest; and

     (vii) All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Fortress' fiscal year during which the last entry was made on the record the first two years in an appropriate office of Fortress. The Compliance Officer may use the Securities and Exchange Commission's EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Fortress promptly upon request.

As adopted, May 2006.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has not been changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter of the period to which this report relates that have materially affect, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Rule 30a-2(a) under the Act.

(b) Certification pursuant to Rule 30a-2(b) under the Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fortress Investment Trust II


By: /s/ Kevin Naughton
    ---------------------------------
Name: Kevin Naughton
Title: Chief Financial Officer
Date: March 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Wesley R. Edens
    ---------------------------------
Name: Wesley R. Edens
Title: Chief Executive Officer
Date: March 10, 2008


By: /s/ Kevin Naughton
    ---------------------------------
Name: Kevin Naughton
Title: Chief Financial Officer
Date: March 10, 2008